SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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The Boston Beer Company, Inc.

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The Boston Beer Company, Inc.

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THE BOSTON BEER COMPANY, INC.

NOTICE OF THE 2004 ANNUAL MEETING OF STOCKHOLDERS

May 25, 2004

To the Stockholders:

      The 2004 Annual Meeting of the Stockholders of THE BOSTON BEER COMPANY, INC. (the “Company”) will be held on Tuesday, May 25, 2004, at 10:00 a.m. at The Brewery located at 30 Germania Street, Jamaica Plain, Boston, Massachusetts, for the following purposes:

1. The election by the holders of the Class A Common Stock of three (3) Class A Directors, each to serve for a term of one (1) year.

2. The election by the sole holder of the Class B Common Stock of four (4) Class B Directors, each to serve for a term of one (1) year.

3. To consider and act upon any other business which may properly come before the meeting.

      The Board of Directors has fixed the close of business on March 26, 2004 as the record date for the meeting. Only stockholders of record on that date are entitled to notice of and to vote at the meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this letter.

      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

By order of the Board of Directors

C. JAMES KOCH,
Clerk

Boston, Massachusetts

April 15, 2004

NOTICE OF THE 2004 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
RECORD DATE AND VOTING SECURITIES
Items 1 and 2. Election of Class A and Class B Directors
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP TABLE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE FOR FISCAL YEARS ENDED DECEMBER 27, 2003, DECEMBER 28, 2002 AND DECEMBER 29, 2001
OPTION GRANTS TO EXECUTIVE OFFICERS IN YEAR ENDED DECEMBER 27, 2003
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES AS OF DECEMBER 27, 2003
REPORT OF THE AUDIT COMMITTEE(3)
INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
10-K REPORT
VOTING PROXIES
Appendix A —Audit Committee Charter

THE BOSTON BEER COMPANY, INC.

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Boston Beer Company, Inc. (the “Company”) for use at the 2004 Annual Meeting of Stockholders to be held on Tuesday, May 25, 2004, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being mailed to stockholders is April 15, 2004.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified, proxies will be voted in favor of the election of directors as set forth in this proxy statement. In addition, if other matters come before the meeting, the persons named in the accompanying proxy and acting thereunder will have discretion to vote on these matters in accordance with their best judgment. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised. Please note, however, that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

      The holders of a majority in interest of the issued and outstanding Class A Common Stock are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the election of the Class A Directors. The election of each of the nominees for Class A Director, as hereinafter set forth in greater detail, will be decided by plurality vote of the holders of Class A Common Stock present in person or represented by proxy at the Meeting. The affirmative vote of the sole holder of the outstanding shares of Class B Common Stock, voting in person or by proxy at the meeting, is required to elect the Class B Directors, as hereinafter set forth in greater detail.

      Abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

      The Company will bear the cost of the solicitation. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company, without being additionally compensated, may solicit proxies by mail, telephone, telegram, facsimile or personal contact. All reasonable proxy soliciting expenses will be paid by the Company in connection with the solicitation of votes for the Annual Meeting.

      The Company’s principal executive offices are located at 75 Arlington Street, Boston, Massachusetts 02116, telephone number (617) 368-5000.

RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on March 26, 2004 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 9,974,283 shares of Class A Common Stock, $.01 par value per share, and 4,107,355 shares of Class B Common Stock, $.01 par value per share. Each outstanding share of the Company’s Class A and Class B Common Stock entitles the record holder to one (1) vote on each matter properly brought before the Class. The 7,102,467 shares of Class A Common Stock, $.01 par value per share, held in treasury by the Company at March 26, 2004 are not entitled to vote.

Items 1 and 2.     Election of Class A and Class B Directors

      Upon the recommendation of the Nominating/ Governance Committee, the Board of Directors proposes that the initial number of Directors for the ensuing year be fixed at seven (7), consisting of three (3) Class A Directors to be elected by the holders of the Class A Common Stock for a term of one (1) year, and four (4) Class B Directors to be elected by the sole holder of the Class B Common Stock, also for a term of one (1) year, reserving the right of the sole holder of the Class B Common Stock to increase the number of Class B Directors to up to six (6) at such time as he deems appropriate and to elect up to two (2) additional Class B Directors accordingly.

      It is proposed that the holders of the Class A Common Stock elect each of the three (3) nominees for Class A Director to serve for a term of one (1) year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

      It is anticipated that the sole holder of the Class B Common Stock will elect each of the four (4) nominees for Class B Director also to serve for a term of one (1) year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed. Except for Mr. Valette, all nominees for Class B Directors are either Executive Officers of the Company or immediate family members of such Executive Officers.

      The persons named in the accompanying proxy will vote, unless authority is withheld, for the election as Class A Directors of the three (3) nominees named below. In the event that any of the nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute nominees as the incumbent Class A Directors, acting pursuant to Section 4.8 of the Company’s By-Laws as a nominating committee, may nominate. As indicated below, none of the nominees for Class A Directors are Executive Officers of the Company or its subsidiaries nor immediate family members of such Executive Officers.

      Nominees Proposed in Accordance with the Terms of the Articles of Organization, By-Laws of the Company and the Corporate Governance Guidelines. Set forth below are the nominees for election as Class A and Class B Directors, respectively, for terms ending in 2005 and certain information about each of them.

Class A Directors:

		Year First	Position With the Company
		Elected a	or Principal Occupation
Name of Nominee	Age	Director	During the Past Five Years

Pearson C. Cummin, III	61	1995	Mr. Cummin served as a general partner of Consumer Venture Partners, a Greenwich, Connecticut-based venture capital firm, from January 1986 to December 2002. Mr. Cummin also serves as a Director and a member of the Audit Committee of Pacific Sunwear of California, Inc.
James C. Kautz	73	1995	Mr. Kautz, formerly a limited partner of The Goldman Sachs Group, L.P., a New York-based investment banking firm, now serves as a non-profit trustee and private investor.
Robert N. Hiatt	67	1998	Mr. Hiatt was President and Chief Executive Officer of Maybelline, Inc., a cosmetics company based in Memphis, Tennessee, from 1990 until 1996, and was its Chairman from 1996 until he retired in 1997. Mr. Hiatt also served as a Director of Genovese Drug Stores, Inc. from 1997 to 1999.

Class B Directors:

		Year First	Position With the Company
		Elected a	or Principal Occupation
Name of Nominee	Age	Director	During the Past Five Years

C. James Koch	54	1995	Mr. Koch founded the Company in 1984 and currently serves as the Chairman and Clerk of the Company. Until January 2001, Mr. Koch also served as the Company’s Chief Executive Officer.
Charles Joseph Koch	81	1995	Mr. Koch is the father of founder C. James Koch. He trained as a brewmaster, graduated from Siebel Institute of Technology and served as brewmaster at several small breweries in Ohio. In 1989, Mr. Koch retired as founder and co-owner of Chemicals, Inc., a distributor of brewing and industrial chemicals in southwestern Ohio.
Martin F. Roper	41	1999	Mr. Roper was appointed the Chief Executive Officer of the Company in January 2001, after having served as the President and Chief Operating Officer of the Company since December 1999. Mr. Roper joined the Company as Vice President of Manufacturing and Business Development in September 1994 and became the Chief Operating Officer in April 1997.
Jean-Michel Valette	43	2003	Mr. Valette is Chairman of Peet’s Coffee and Tea Inc. and an independent advisor to select branded consumer companies. From 1998 to 2000, he was President and CEO of Franciscan Estates, Inc., a California premium wine company. From 1987 to 1998, Mr. Valette held various positions at Hambrecht & Quist LLC, a San Francisco-based investment bank and venture capital firm. Mr. Valette currently serves as a Director and as a member of the Audit Committees of Select Comfort Corporation, Peet’s Coffee and Tea, Inc. and Golden State Vintners, Inc.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

      The Company is committed to having sound corporate governance principles. The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and the charters of the Audit, Compensation and Nominating/ Governance Committees are available on the Company’s website, www.bostonbeer.com/CorporateGovernance, and are also available in print to any stockholder who requests them. Such requests should be directed to the Investor Relations Department, The Boston Beer Company, Inc., 75 Arlington Street, Boston, MA 02116.

Board Independence

      The Board has determined that all of the Class A directors standing for re-election, namely, Messrs. Cummin, Kautz and Hiatt, and one of the Class B directors standing for re-election, namely, Mr. Valette, constituting a majority of the Board of Directors, have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and are independent as provided in the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”) director independence standards. In addition, the Board has determined that each member of the Audit, Compensation and Nominating/ Governance Committees has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent as provided in the NYSE and SEC director independence standards.

Board Meetings and Structure; Committee Composition; Director Compensation

      During the Company’s 2003 fiscal year, there were five (5) meetings of the Board of Directors of the Company. All of the Directors attended, either in person or by telephone, all board meetings and all meetings of the Committees of the Board of Directors on which they served, except for Mr. Valette, who, after his election to the Board in May 2003, did not attend one meeting of the Board of Directors. The Company strongly encourages all directors to attend annual meetings of stockholders. All Directors except Mr. Charles Koch and Mr. Valette attended the last annual meeting of stockholders.

      As of the date of this Proxy Statement, the Board has seven (7) directors and three standing committees, namely, the Audit Committee, the Compensation Committee and the Nominating/ Governance Committee. Committee membership during the last fiscal year and the function of each committee are described below. Each of the committees operates under a written charter adopted by the Board.

      Each year non-management directors receive $7,500 as an annual retainer, as well as an option grant for 5,000 shares of the Company’s Class A Common Stock. Members of the Audit Committee receive an additional annual retainer of $10,000. Each Committee Chair receives an additional annual retainer of $1,000. Non-management directors also receive compensation for attending Board and Committee meetings as follows: $2,500 for each Board meeting attended in person, $1,000 for each Board meeting attended by telephone, $500 for each Committee meeting attended in person and $200 for each Committee meeting attended by telephone, except that no director may receive in excess of $2,000 for attending the meetings of any one Committee in a year. The first time a non-management director is elected to the Board of Directors, he or she receives an option grant for 5,000 shares of the Company’s Class A Common Stock. On February 14, 2003, the Board of Directors voted to make a one-time option grant for 5,000 shares to all current non-management directors upon their re-election to the Board. All options to non-management directors are granted under the Company’s Non-Employee Director Stock Option Plan, as amended, pursuant to which options are granted at the fair market value on the date of grant, are immediately vested and will expire the earlier of 10 years or 3 years after the grantee ceases to be a director of the Company.

      In 2003, non-management directors received the following cash compensation:

Name	Cash Compensation

Pearson C. Cummin, III	$35,500
Robert N. Hiatt	$35,500
James C. Kautz	$35,500
Charles Joseph Koch	$12,500
Jean-Michel Valette	$16,500

Audit Committee

      The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including overseeing the financial reports and other financial information provided by the Company’s systems of internal accounting and financial controls and the annual independent audit of the Company’s financial statements. The Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of the Company’s independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; pre-approves all audit and non-audit services provided to the Company by the Company’s independent auditors; reviews the Company’s disclosure controls and procedures, internal controls and corporate policies relating to financial information and earnings guidance; and reviews other risks that may have a significant impact on the Company’s financial statements.

      The present members of the Audit Committee are Pearson C. Cummin, III (Chairman), Robert N. Hiatt, and James C. Kautz. The Audit Committee had three (3) regular meetings and four (4) telephonic meetings in 2003. The report of the Audit Committee is included in this Proxy Statement on page 14.

Compensation Committee

      The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s officers and directors and exercises overall responsibility for evaluating and approving compensation programs and policies of the Company relating to officers and directors; provides general oversight of the Company’s compensation structure, including the Company’s equity compensation plans; reviews and makes recommendations to the Board concerning policies or guidelines with respect to employment agreements, severance arrangements, change-in-control agreements or arrangements involving senior executive officers and directors of the Company; makes reports to the Board of Directors on a regular basis; and reviews its own performance and reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board of Directors for its approval; and issues an annual report on executive compensation for inclusion in the Company’s proxy statement. Other responsibilities of the Compensation Committee include the review and approval of corporate goals and objectives relevant to the compensation of the Chairman and the CEO and evaluation of the performance of the Chairman and the CEO in light of those goals and objectives; and setting the compensation levels of the Chairman and the CEO based on such evaluation.

      The present members of the Compensation Committee are James C. Kautz (Chairman), Pearson C. Cummin, III, Robert N. Hiatt, and Jean-Michel Valette. The Compensation Committee met on two (2) occasions in 2003. The report of the Compensation Committee is included in this Proxy Statement on page 8.

Nominating/ Governance Committee

      The Nominating/ Governance Committee assists the Board by identifying individuals qualified to become Board members, recommending nominees for election as Class A directors to the full Board of Directors, recommending to the Board nominees for each Board committee, developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing an annual evaluation of the Board and management. The Nominating/ Governance Committee periodically assesses the size and composition of the Board; reviews the adequacy of the Company’s corporate governance guidelines and recommends any necessary changes to the full Board for approval; conducts a preliminary review of director independence and financial literacy and expertise of Audit Committee members; annually evaluates the performance of the Chairman and the CEO; and makes periodic reports to the Board on succession planning and management development. The Chairman of the Nominating/ Governance Committee receives communications directed to non-management directors.

      The present members of the Nominating/ Corporate Governance Committee are Robert N. Hiatt (Chairman), Pearson C. Cummin, III, James C. Kautz and Jean-Michel Valette. The Nominating/ Corporate Governance Committee met three (3) times in 2003.

Consideration of Nominees for Director

Identifying and Evaluating Nominees for the Board of Directors

      The Nominating/ Governance Committee employs a variety of methods for identifying and evaluating nominees for director. The Committee assesses and reviews with the full Board at least annually the skills and characteristics that should be reflected in the composition of the Board as a whole. The review includes an examination of the extent to which the requisite skills and characteristics are reflected in the then current Board members and seeks to identify any particular qualifications that should be sought in new directors for the purpose of augmenting the skills and experience represented on the Board. The assessment takes into account issues of experience, judgment, age and diversity in aspects of business relevant to the Company’s affairs, all in the context of the perceived needs of the Board at that time. Candidates may come to the attention of the Committee through a number of sources, including current Board members, professional search firms, shareholders or other persons. Candidates are evaluated at regular or special meetings of the Nominating/ Governance Committee and may be considered at any point during the year.

Shareholder Nominees

      The policy of the Nominating/ Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described above under “Identifying and Evaluating Nominees for the Board Directors.” The same process is used for evaluating a director candidate submitted by a shareholder as is used in the case of any other potential nominee. Any shareholder nominations proposed for consideration by the Nominating/ Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Chairman

Nominating/ Governance Committee
The Boston Beer Company, Inc.
75 Arlington Street
Boston, MA 02116

Executive Sessions

      Those non-management directors who are independent met in executive session without management four (4) times during the Company’s 2003 fiscal year. The sessions were scheduled and chaired by Mr. James Kautz.

Communications with the Board

      Stockholders may communicate with the Board of Directors or any individual director by submitting an email to the Company’s Board at bod@bostonbeer.com. All directors have access to this email address. Communications that are intended specifically for non-management directors should be sent to the email address above to the attention of the Chairman of the Nominating/ Governance Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of March 26, 2004 by:

•	each person (or group of affiliated persons) known by the Company to be the beneficial owner(s) of more than five percent (5%) of the outstanding Class A Common Stock;

•	each current director of the Company, nominees and the executive officers of the Company named below in the Summary Compensation Table on page 10; and

•	all current directors and executive officers of the Company directors as a group.

      The information provided in the table is based on the Company’s records, information filed with the Securities and Exchange Commission and information provided to the Company, except where otherwise noted.

      Beneficial ownership is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire under certain circumstances. Unless otherwise indicated, each person named below held sole voting and investment power over the shares listed below. All shares are Class A Common Stock, except for shares of Class B Common Stock held by C. James Koch.

BENEFICIAL OWNERSHIP TABLE

	Shares Beneficially
	Owned(1)

Name of Beneficial Owner	(i) Number	Percent

C. James Koch(1)(2)	4,874,036	34.5%
Martin F. Roper(1)(3)	646,081	6.1%
William F. Urich(1)	0	*
Jeffrey D. White(1)(4)	16,500	*
Robert H. Hall(1)(5)	42,000	*
Pearson C. Cummin, III(1)(6)	78,923	*
James C. Kautz(1)(7)	296,265	3.0%
Charles Joseph Koch(1)(8)	35,000	*
Robert N. Hiatt(1)(9)	33,000	*
Jean-Michel Valette(1)(10)	30,000	*
Credit Suisse Asset Management, LLC(11)
466 Lexington Avenue, New York, NY 10017	623,252	6.2%
Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Life Assurance Company Limited, Barclays Bank PLC(11)
45 Fremont Street, San Francisco, CA 94105	595,822	6.0%
All Directors, Nominees for Director and Executive Officers as a group(10 people)	6,051,805	40.5%

*	Represents holdings of less than one percent (1%).

(1)	The mailing address for all directors, nominees and named executive officers is c/o The Boston Beer Company, Inc., 75 Arlington Street, Boston, MA 02116.

(2)	Includes 4,107,355 shares of Class B Common Stock, constituting all of the outstanding shares of Class B Common Stock, options to acquire 39,000 shares of Class A Common Stock exercisable currently or within sixty (60) days and 9,654 shares of Class A Common Stock purchased under the Company’s Investment Share Plan which are not yet vested. Also includes 32,456 shares of Class A Common Stock held by Mr. Koch as custodian for the benefit of his children in which he has sole voting and investment power, but to which Mr. Koch disclaims any beneficial ownership. Does not include 332,835 shares of Class A Common Stock held by a trust in which Mr. Koch’s children have a pecuniary interest, as to which Mr. Koch disclaims any beneficial ownership.

(3)	Includes options to acquire 620,392 shares of Class A Common Stock exercisable currently or within sixty (60) days and 21,689 shares of Class A Common Stock purchased under the Company’s Investment Share Plan which are not yet vested.

(4)	Consists of options to acquire 16,500 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(5)	Consists of options to acquire 42,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(6)	Includes options to acquire 35,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(7)	Consists of options to acquire 35,000 shares of Class A Common Stock exercisable currently or within sixty (60) days and 261,265 shares of Class A Common Stock owned by the Kautz Family Partners, L.P., of which Mr. Kautz is general partner.

(8)	Consists of options to acquire 35,000 shares of Class A Common Stock exercisable currently or within sixty (60) days. Does not include 2,000 shares of Class A Common Stock owned by Mr. Koch’s spouse.

(9)	Includes options to acquire 30,000 shares of Class A Common Stock exercisable currently or within sixty (60) days. Does not include 1,000 shares of Class A Common Stock owned by Mr. Hiatt’s spouse.

(10)	Includes options to acquire 10,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(11)	Information has been derived from Schedule 13G for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION(1)

      Compensation Philosophy. The Company’s executive compensation system continues to be comprised of base salaries, annual bonuses and stock option awards. Executive compensation is subject to the oversight and approval of the Compensation Committee of the Board of Directors (the “Committee”), which reviews executive officer compensation annually. Executive compensation is designed to be competitive within the alcoholic beverages industry and other companies of comparable size and complexity, so as to enable the Company to continue to attract and retain talented and motivated individuals in key positions.

      Compensation paid to the Company’s executive officers is intended to reflect the responsibility associated with each executive officer’s position, the past performance of the specific executive officer, the goals of management and the profitability of the Company. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance, as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where, in its judgment, external or individual circumstances warrant it.

      Equity-Based Compensation. During 2003, the Compensation Committee again devoted significant attention to the grant of so-called Discretionary Options under the Company’s Employee Equity Incentive Plan. The Discretionary Options feature of the Employee Equity Incentive Plan has been used by the Compensation Committee as an integral part of the overall compensation approach for the officers and senior managers of the Company. Such stock option awards are designed to provide incentive to the Company’s key employees to increase the market value of the Company’s stock, thus linking corporate performance and stockholder value to executive compensation.

      As amended and restated in 1997, the Employee Equity Incentive Plan calls for the Compensation Committee to make recommendations to the full Board with respect to the grant of Discretionary Options. In recommending the grant of options, the Compensation Committee takes into account the position and responsibilities of the optionee being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant. In carrying out these responsibilities in 2003, the Committee met with the Company’s Chairman in October to review Management’s preliminary recommendations with respect to Discretionary Options to be granted effective January 1, 2004. The Compensation Committee met again with the Chairman in December to review final recommendations to the Board of Directors in the context of the overall compensation plan for executives. Based on this review, the Committee recommended that options covering an aggregate of 144,100 shares of Class A Common Stock be granted by the Board, effective as of January 1, 2004. Of this number, options covering 60,500 shares of Class A Common Stock were granted to the named executive officers of the Company, constituting 42% of the total options granted. Also, in 2003, the Committee recommended, and the Board approved, a grant of options covering 175,000 shares of the Company’s Class A Common Stock to William F. Urich upon the commencement of his employment in September 2003.

(1)	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

      Up to an aggregate of 3,687,500 shares of Class A Common Stock may be issued under the Employee Equity Incentive Plan. At March 31, 2003, there were approximately 970,250 shares of Class A Common Stock available for grant under the Employee Equity Incentive Plan and as of March 26, 2004, there were approximately 672,600 shares of Class A Common Stock available for grant under such Plan.

      Chief Executive Officer Compensation. The Compensation Committee reviewed and approved the compensation paid to Martin F. Roper as the Company’s Chief Executive Officer during 2003. In reviewing such compensation, the Committee evaluated the Company’s success in executing against the Company’s strategic plan for maintaining its position in the highly competitive better beer industry. The Compensation Committee believes that the compensation paid to Mr. Roper in 2003 was reasonable in light of the Company’s overall performance. Accordingly, the Compensation Committee determined that Mr. Roper be granted a Discretionary Option covering 20,000 shares, effective January 1, 2004, which shares carry an exercise price of $18.465.

      Tax Limitation. Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1,000,000 paid to the Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders.

      The Compensation Committee does not presently expect that total cash compensation to any individual executive will exceed $1,000,000. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company’s compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with competitive practice, the Company’s compensation philosophy and the Company’s best interests. The Company has not adopted a policy that all executive compensation be fully deductible.

THE COMPENSATION COMMITTEE:

JAMES C. KAUTZ, Chairman
PEARSON C. CUMMIN, III
ROBERT N. HIATT
JEAN-MICHEL VALETTE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended December 27, 2003 the members of the Compensation Committee were James C. Kautz (Chairman), Pearson C. Cummin, III, Robert M. Hiatt and Jean-Michel Valette. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2003.

EXECUTIVE OFFICERS OF THE COMPANY

      Information with respect to executive officers of the Company is set forth below. The executive officers of the Company are elected annually by the Board of Directors and hold office until their successors are elected and qualified, or until their earlier removal or resignation.

      C. James Koch, 54, currently serves as Chairman and Clerk of the Company. Mr. Koch founded the Company in 1984 and was the Chief Executive Officer from that time until January 2001.

      Martin F. Roper, 41, was appointed Chief Executive Officer of the Company in January 2001, and has been President of the Company since December 1999, after having served as its Chief Operating Officer since April 1997. He joined the Company as Vice President of Operations in September 1994.

      William F. Urich, 47, was appointed Chief Financial Officer and Treasurer of the Company in September 2003. Prior to joining the Company, Mr. Urich had been the Chief Financial Officer of Acirca, Inc., a producer of organic foods and beverages, from 2001 to 2003. From 1998 to 2000, Mr. Urich served as Vice President Finance and Business Development for United Distillers & Vintners, a subsidiary of Diageo, PLC, and from 1995 to 1998 as its Vice President Finance and Treasurer.

      Jeffrey D. White, 46, was appointed Chief Operating Officer of the Company in February 2001, after serving as Vice President of Operations since April 1997. Mr. White joined the Company in 1989, and served as Director of Operations of the Company from 1994 to 1997, Operations Manager from 1991 to 1994, and as Distribution Manager from 1989 to 1991.

      Robert H. Hall, 43, serves the Company as Vice President of Brand Development. Prior to joining the Company in June 2000, Mr. Hall had been employed by Kellogg Company from 1993 to 2000, where he held the positions of Vice President Marketing, US Natural and Functional Foods Division, and Vice President Global Cereal Innovation, North America.

EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and the Company’s four (4) highest paid executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company for the Company’s three most recent fiscal years ended December 27, 2003, December 28, 2002, and December 29, 2001.

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS
ENDED DECEMBER 27, 2003, DECEMBER 28, 2002 AND DECEMBER 29, 2001

					Long Term
		Annual Compensation			Compensation

				Other	Restricted		All
				Annual	Stock	Securities	Other
		Base		Compen-	Awards($)	Underlying	Compen-
Name and Principal Position	Year	Salary(1)	Bonus(2)	sation(3)	(4)(5)(6)	Options(#)	sation(7)

C. James Koch	2003	$188,420	$27,563	$1,170	$26,577	10,000	$5,238
Chairman	2002	$183,750	$184,000	$1,170	$11,001	10,000	$8,580
	2001	$183,794	—	$1,170	$12,284	20,000	$7,783
Martin F. Roper	2003	$494,813	$85,100	$4,155	$35,069	30,000	$7,200
President and	2002	$460,000	$40,000	$3,797	—	30,000	$6,288
Chief Executive Officer	2001	$430,000	$63,000	$3,579	$30,815	40,000	$6,038
William F. Urich(8)	2003	$79,327	$15,000	—	—	175,000	—
Treasurer and	2002	—	—	—	—	—	—
Chief Financial Officer	2001	—	—	—	—	—	—
Jeffrey D. White	2003	$225,912	—	$1,999	—	25,000	$6,820
Chief Operating Officer	2002	$203,173	—	$1,770	—	25,000	$6,288
	2001	$170,840	$9,000	$1,486	—	30,000	$5,913
Robert H. Hall	2003	$293,912	$76,050	$2,056	—	20,000	$6,916
Vice President of Brand	2002	$275,000	$44,094	$2,449	—	20,000	$6,288
Development	2001	$260,000	$2,500	$1,853	—	20,000	$6,038

(1)	Included in this column are amounts earned, though not necessarily received, during the corresponding fiscal year. None of the individuals received other compensation exceeding reporting thresholds for perquisites and other personal benefits.

(2)	The bonus amounts for the executive officers have been restated so that the bonus for all fiscal year periods is recorded for each officer in the year in which such bonus is paid.

(3)	Consists of reimbursement of taxes relating to long term disability premiums.

(4)	Consists of shares issued under the Company’s Investment Share Plan, pursuant to which eligible employees may purchase shares with a total purchase price up to 10% of their annual compensation at a discount, depending on tenure with the Company. The shares purchased vest at the rate of 20% per year over a period of 5 years. The purchaser of such investment shares has voting power, but not dispositive power, with respect the shares that have not yet vested.

(5)	As of December 27, 2003, Mr. Koch held 10,650 shares of unvested restricted stock issued under the Company’s Investment Share Plan with a market value of $197,717.

(6)	As of December 27, 2003, Mr. Roper held 15,054 shares of unvested restricted stock issued under the Company’s Investment Shares Plan with a market value of $249,370.

(7)	Consists of annual group life insurance premiums and Company matching contributions under the Company’s 401(k) plan.

(8)	Mr. Urich joined the Company in September, 2003.

      The following table sets forth certain information concerning grants of stock options of the Company’s Class A Common Stock made during the year ended December 27, 2003 to the executive officers named below:

OPTION GRANTS TO EXECUTIVE OFFICERS IN YEAR ENDED

DECEMBER 27, 2003

					Potential Realizable
	Number of				Value at Assumed
	Securities	Percent of			Annual Rates of Stock
	Underlying	Total Options			Price Appreciation for
	Options	Granted to	Exercise or		Option Term(2)
	Granted	Employees in	Base Price	Expiration
Name	(#)(1)	Fiscal Year	Per Share	Date	5%	10%

C. James Koch	10,000	2.4%	[See Note 3 below]	[See Note 3 below]	$2,455	$53,084
Martin F. Roper	30,000	7.1%	[See Note 4 below]	[See Note 4 below]	$184,457	$514,313
William F. Urich	175,000	41.2%	[See Note 5 below]	[See Note 5 below]	$1,634,496	$4,308,210
Jeffrey D. White	25,000	5.9%	[See Note 6 below]	[See Note 6 below]	$138,956	$399,006
Robert H. Hall	20,000	4.7%	[See Note 7 below]	[See Note 7 below]	$4,909	$106,169

(1)	Options vest at twenty percent (20%) each year. Options become immediately exercisable in full in the event that C. James Koch and/or members of his family cease to control a majority of the Company’s issued and outstanding Class B Common Stock.

(2)	The potential realizable value of the options reported above was calculated by assuming five percent (5%) and ten percent (10%) annual rates of appreciation above the fair market value of the Class A Common Stock of the Company from the date of grant (determined in accordance with the rules of the Securities and Exchange Commission) of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Class A Common Stock of the Company. The actual value realized from the options could be higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Class A Common Stock during the option period, the option holder’s continued employment through the option period and the timing of the exercise of the options.

(3)	Options for 2,000 shares carry an exercise price of $14.47; 2,000 shares carry an exercise price of $16.64; 2,000 shares carry an exercise price of $18.81; and 4,000 shares carry an exercise price of $20.98. The options expire at the end of the 10-day period that commences on the third business day after the

Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2007 fiscal year.

(4)	Options for 2,000 shares carry an exercise price of $14.47; 2,000 shares carry an exercise price of $16.64; 2,000 shares carry an exercise price of $18.81; and 4,000 shares carry an exercise price of $20.98; which options expire at the end of the 10-day period that commences on the third business day after the Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2007 fiscal year. Options for 20,000 shares carry an exercise price of $14.47 and have an expiration date of December 31, 2012.

(5)	Options for 125,000 shares carry an exercise price of $15.855. Options for 50,000 shares carry an exercise price of $18.00. All options have an expiration date of September 7, 2013.

(6)	Options for 2,000 shares carry an exercise price of $14.47; 2,000 shares carry an exercise price of $16.64; 2,000 shares carry an exercise price of $18.81; and 4,000 shares carry an exercise price of $20.98; which options expire at the end of the 10-day period that commences on the third business day after the Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2007 fiscal year. Options for 15,000 shares carry an exercise price of $14.47 and have an expiration date of December 31, 2012.

(7)	Options for 4,000 shares carry an exercise price of $14.47; 4,000 shares carry an exercise price of $16.64; 4,000 shares carry an exercise price of $18.81; and 8,000 shares carry an exercise price of $20.98. The options expire at the end of the 10-day period that commences on the third business day after the Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2007 fiscal year.

      The following sets forth, as of December 27, 2003, information regarding options exercised by the named executive officers during the fiscal year ended December 27, 2003, as well as information regarding unexercised options held by such Executive Officers and the value of “in-the-money” options.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

AS OF DECEMBER 27, 2003

	Shares		Number of Securities		Value of Unexercised
	Acquired on	Value	Underlying Unexercised		In-the-Money Options
(b) Name	Exercise(#)	Realized($)	Options at FY-End(#)		at FY-End($)(1)

			Exercisable/Unexercisable		Exercisable/Unexercisable
C. James Koch	0	0	42,927	45,000	$365,750	$106,272
Martin F. Roper	75,991	$642,060	584,392	154,000	$4,433,048	$841,754
William F. Urich	0	0	0	175,000	$0	$367,000
Jeffrey D. White	12,600	$105,801	5,000	73,200	$5,100	$330,409
Robert H. Hall	37,000	$312,880	48,000	120,000	$428,016	$770,807

(1)	Based upon a fair market value at December 26, 2003 of $18.565 per share, determined in accordance with the rules of the Securities and Exchange Commission, less the option exercise price or purchase price.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

      A Stockholder Rights Agreement between the Company and initial stockholders of the Company provides that so long as C. James Koch remains an employee of the Company (i) he will devote such time and effort, as a full-time, forty (40) hours per week occupation, as may be reasonably necessary for the proper performance of his duties and to satisfy the business needs of the Company, (ii) the Company will provide Mr. Koch benefits no less favorable than those formerly provided to him by the Boston Beer Company Limited Partnership and (iii) the Company will purchase and maintain in effect term life insurance on the life of Mr. Koch. Further, all employees of the Company, including each of the named executive officers, are required to enter into a non-competition agreement with the Company which prohibits the employee from accepting employment with a competitor for a period of one year after leaving the Company. Nevertheless, all employees of the Company are employed “at-will.”

      In the event that Mr. Urich’s employment is terminated without cause, the Company has agreed to pay him an amount equal to one year’s base salary if such termination occurs before September 8, 2004, and an amount equal to six month’s base salary if such termination occurs between September 9, 2004 and September 8, 2005.

      All options granted under the Employee Equity Incentive Plan, including those granted to the named executive officers, become immediately exercisable in full in the event that C. James Koch and/or members of his family cease to control a majority of the Company’s issued and outstanding Class A Common Stock.

Company Stock Performance(2)

      The graph set forth below shows the value of an investment of $100 on January 1, 1999 in each of the Company’s stock (“The Boston Beer Company, Inc.”), the Standard & Poor’s 500 Index (“S&P 500”), the Standard & Poor’s 500 Brewers, which consists of Anheuser-Busch Companies, Inc. and Adolph Coors Company (“S&P 500 Brewers”), and a peer group which consists of Pyramid Breweries Inc. and Redhook Ale Brewery, Inc. (“Peer Group”), as of December 27, 2003.

(2)	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

		Indexed Returns
	Base	Years Ending
	Period
Company Name/Index	Dec 98	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03

The Boston Beer Company Inc.	100	86.26	107.63	213.86	180.76	227.66
S&P 500 Index	100	120.43	110.29	98.27	75.32	96.01
S&P 500 Brewers	100	99.93	135.52	133.98	143.71	159.42
Peer Group	100	69.15	64.68	75.60	99.91	124.82

Peer Group Companies

Pyramid Breweries Inc
Redhook Ale Brewery Inc

REPORT OF THE AUDIT COMMITTEE(3)

      The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 27, 2003.

      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the Company’s independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which provides that certain matters related to the conduct of the audit of the Company’s financial statements are to be communicated to the Audit Committee. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 relating to the accountant’s independence from the Company, has discussed with Deloitte & Touche LLP their independence from the Company, and has considered the compatibility of non-audit services with the accountant’s independence.

      The Audit Committee acts pursuant to an Audit Committee Charter a copy of which is attached as Appendix A to this proxy statement. Each member of the Audit Committee qualifies as an “independent” Director under the current listing standards of the New York Stock Exchange. The Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” in accordance with applicable SEC rules based on their relevant experience. Mr. Cummin served for many years as a partner in a venture capital firm where he had extensive experience in assessing the performance of companies and evaluating their financial statements, and currently serves on an audit committee of another publicly-held company. Mr. Kautz served as a partner of Goldman Sachs, L.P., where he also had extensive experience in assessing the performance of companies and evaluating their financial statements. As President and CEO of Maybelline, Inc., and then as Chairman, Mr. Hiatt had extensive experience actively supervising the primary financial officer of the company.

      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. The Audit Committee pre-approved all such audit and non-audit services. Such services included for 2003 audit services, audit-related services, tax services and other services as follows:

•	Audit Services. The Company paid audit fees to Deloitte & Touche LLP in the amount of $126,500 for its audit of the Company’s annual financial statements and quarterly reviews for the fiscal year ended December 27, 2003 and $131,762 for its audit of the Company’s annual financial statements and quarterly reviews for the fiscal year ended December 28, 2002. The Company paid Arthur Andersen LLP $6,000 for its review of the Company’s first quarter 2002 financial statements.

(3)	The material in this report, including the Audit Committee Charter, is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	Audit-Related Services. No fees were paid for audit-related services during the last two fiscal years.

•	Tax Services. No fees were paid to either Deloitte & Touche LLP or to Arthur Andersen LLP for tax services during the last two fiscal years.

•	Other Services. The Company paid Deloitte & Touche LLP $1,456 in the fiscal year ended December 27, 2003 and $2,500 in the fiscal year ended December 28, 2002 for services relating to compliance with the Sarbanes-Oxley Act.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2003.

AUDIT COMMITTEE:

PEARSON C. CUMMIN, III, Chairman
ROBERT N. HIATT
JAMES C. KAUTZ

INDEPENDENT PUBLIC ACCOUNTANTS

      During the first quarter of 2002, the Company commenced a review of its independent auditing services. Effective May 1, 2002, upon the recommendation of the Audit Committee, the Board of Directors dismissed Arthur Andersen LLP (“Andersen”) as its independent auditor and appointed Deloitte & Touche LLP as its independent auditor for the Company’s fiscal year ending December 28, 2002. At the recommendation of the Audit Committee of the Board of Directors, the engagement of Deloitte & Touche LLP was approved by the Board of Directors and by the sole holder of the Company’s Class B Common Stock.

      The report of Andersen on the financial statements for the years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 29, 2001 and December 30, 2000 and through the date of termination of the engagement, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, between the Company and Andersen.

      During the Company’s fiscal years ended December 29, 2001 and December 30, 2000 through the date of the engagement, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that Deloitte & Touche LLP might render on the Company’s consolidated financial statements.

      A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and persons owning more than ten percent (10%) of the outstanding Class A Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent (10%) holders of Class A Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      The Company believes that during the fiscal year ended December 27, 2003, all Section 16(a) filing requirements applicable to its officers, directors, and beneficial owners of greater than ten percent (10%) of its

Common Stock were complied with, except that through inadvertence (i) C. James Koch reported late on a Form 5 a distribution of shares of the Company’s Class A Common Stock from an exchange fund in 2002, and (ii) the grant of options covering 10,000 shares of the Company’s Class A Common Stock to each of Messrs. Cummin, Hiatt, Kautz and C. Koch on May 28, 2003 were reported on Form 4s that were filed late. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders to be held in 2005 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, stockholder proposals must be received at the Company’s principal executive offices in Boston, Massachusetts on or before December 16, 2004.

OTHER MATTERS

      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

10-K REPORT

      A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY’S MOST RECENT FISCAL YEAR, MAY BE FOUND ON THE COMPANY’S WEBSITE, www.bostonbeer.com. IN ADDITION, THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF THE ANNUAL REPORT WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO THE INVESTOR RELATIONS DEPARTMENT, THE BOSTON BEER COMPANY, INC., 75 ARLINGTON STREET, BOSTON, MA 02116.

VOTING PROXIES

      The Board of Directors recommends an affirmative vote for all nominees specified herein. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote, the shares represented by such proxies will be voted in favor of the nominees.

By order of the Board of Directors

C. JAMES KOCH,
Clerk

Boston, Massachusetts

April 15, 2004

APPENDIX A

THE BOSTON BEER COMPANY, INC.

AUDIT COMMITTEE CHARTER

Purpose.

      The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including by overseeing the financial reports and other financial information provided by the Company’s systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

      The Committee shall review the adequacy of this Charter on an annual basis.

Membership.

      The Committee shall be comprised of not less than three members of the Board. The members of the Committee shall meet the independence and experience requirements of applicable statutes and regulations, including the requirements of the New York Stock Exchange (“NYSE”).

Key Responsibilities.

      The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1. The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, to assist the Committee in fulfilling its oversight responsibilities.

2. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the matters (if any) required to be discussed by SAS No. 61 in connection with the interim financial reviews conducted by the outside auditors to assist the Committee in fulfilling its oversight responsibilities; this review will occur prior to the Company’s filing of the Form 10-Q.

3. The Committee shall receive from time to time the outside auditor reports concerning:

a. all critical accounting policies and practices to be used;

b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

c. other material written communications between the registered public accounting firm and the management of the Company, such as any management letter or schedule of unadjusted differences.

4. The Committee shall discuss with management and the outside auditors:

a. the accounting policies of the Company which may be viewed as critical; the nature and extent of any significant changes in accounting principles or the application thereof; significant judgment areas; significant risks and exposures and the steps management has taken to minimize such risks to the Company; and the quality and adequacy of the Company’s internal controls, accounting policies and estimates;

b. the terms and effects of any transactions with parties related to the Company which are significant in size or which involve terms or other aspects which differ from those which would likely be negotiated with an unaffiliated third party and which are material to an understanding of the Company’s financial statements; and

c. the existence of any off-balance sheet structures (which are prohibited under the Company’s Code of Business Conduct and Ethics), including financing arrangements, and their potential impact on the Company and its financial statements.

5. The Committee shall:

a. request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

b. discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence;

c. take appropriate action to oversee the independence of the outside auditor;

d. preapprove all auditing and non-audit services provided to the Company by the outside auditor. The Committee may delegate to one of more of its members the authority to grant such preapprovals. Preapprovals granted by any such delegate shall be presented to the full Committee at its next scheduled meeting; and

e. establish procedures for:

i. accounting the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

ii. the confidential, anonymous submission by employees of the Company of concerns regarding questionable or auditing matters.

6. The Committee shall have sole authority to appoint or replace the outside auditor, to determine all compensation to be paid to the outside auditor and to oversee the work of the outside auditor (including resolution of disagreements between management and the outside auditor regarding financial reporting). The outside auditor shall report directly to the Committee.

7. The Committee shall have sole authority to appoint or replace the outside auditor for the Company’s retirement plan and such other health and welfare plan that may require the services of an outside auditor, to determine all compensation to be paid to the outside auditor and to oversee the work of the outside auditor (including resolution of disagreements between management and the outside auditor regarding financial reporting). The outside auditor shall report directly to the Committee.

8. The Committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, commencing with the proxy statement for the 2003 Annual Meeting.

9. Based on the criteria set forth in Item 306(a) of Regulation S-K and, if so determined by the Committee, recommend to the Board of Directors that the audited financial statements for each fiscal year be included in the Company’s Annual Report on Form 10-K in respect of each year.

10. The Committee shall conduct an appropriate review of all related party transactions on an ongoing basis and the approval of the Committee shall be required for all related party transactions.

11. The Committee shall have the authority to engage and determine financing for independent counsel and other advisers as it determines necessary to carry out its duties.

12. The Committee will perform such other functions as may be required by law, the Company’s Articles of Organization or its By-Laws.

13. The Audit Committee shall review its own performance at least bi-annually, or more frequently if necessary to comply with the regulations of the NYSE or any other statute or regulation applicable to this Committee.

Adopted by the Board of Directors on December 17, 2002

THE BOSTON BEER COMPANY, INC.

PROXY – Annual Meeting of Stockholders – May 25, 2004

CLASS A COMMON STOCK

     The undersigned, a stockholder of THE BOSTON BEER COMPANY, INC., does hereby appoint C. James Koch and Frederick H. Grein, Jr., or either of them, acting singly, the undersigned’s proxy, with full power of substitution, to appear and vote at the Annual Meeting of Stockholders, to be held on Tuesday, May 25, 2004 at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby instructs said proxy, or his substitute, to vote as specified on the reverse side on the following matters and in accordance with his judgment on other matters which may properly come before the Meeting.

(Continued and to be Completed on Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

THE BOSTON BEER COMPANY, INC.

2004 ANNUAL MEETING

Tuesday, May 25, 2004
10:00 A.M.
The Brewery
30 Germania Street
Boston, MA 02130

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION, SIGN AND DATE THIS CARD IN THE SPACE BELOW. NO BOXES NEED TO BE CHECKED.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Class A Directors,

FOR all nominees listed. (Except as marked to the contrary to the right.)	WITHHOLD authority for all nominees listed.

☐	☐

01 Pearson C. Cummin, III, 02 James C. Kautz and 03 Robert N. Hiatt
 (Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

PLANNING TO ATTEND? Please help our planning efforts by letting us know if you expect to attend the Annual Meeting. Please call (800) 372-1131 ext. 5050, and check the box below.

☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED SUCH SHARES WILL BE VOTED IN FAVOR OF SUCH ITEM.

Signature	Signature	Date
IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) above exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full title when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.

▲ FOLD AND DETACH HERE ▲